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                                                                   Exhibit 10.33

                                    AGREEMENT

     This Agreement (the "Agreement") is made as of February 18, 2005 (the "Effective Date"), by and between CombinatoRx, Incorporated, a Delaware corporation with its principal office and place of business at 650 Albany Street, Boston, MA 02118 ("CombinatoRx"), and Novartis Pharmaceuticals Corporation, a Delaware corporation with its principal office and place of business at 59 Route 10, East Hanover, NJ 07936 ("Novartis").

     The parties agree as follows.

1.   GENERAL SCOPE OF AGREEMENT; STATEMENTS OF WORK

     A. As a "master" form of agreement, this Agreement permits the parties to contract for multiple projects as may be agreed upon from time to time by entering into multiple Statements of Work (as such term is defined in Section 1.B below), all of which shall be governed by the terms and conditions contained herein.

     B. Each project under this Agreement (each, a "Project") shall be separately negotiated and set forth in a writing on terms and in a form acceptable to the parties, and each such writing shall be executed by both parties (each such writing, a "Statement of Work"). A sample Statement of Work is attached hereto as Exhibit A. Each Statement of Work shall include a description of the scope of work, protocols, specifications, responsibilities, deliverables, timelines, budget and payment schedule. Each Statement of Work shall reference this Agreement and shall be subject to all of the provisions of this Agreement, in addition to the specific details set forth in the Statement of Work. To the extent any provisions of a Statement of Work conflict or are inconsistent with the provisions of this Agreement, the provisions of this Agreement shall control. When executed by both parties each Statement of Work shall constitute a separate and distinct contract between the parties and shall be incorporated herein by reference and form a part hereof. Unless otherwise expressly stated in a Statement of Work, the provisions of each Statement of Work shall be independent of and shall not affect the provisions of any other Statement of Work. Neither Novartis nor CombinatoRx shall be under any obligation to enter into any Statement of Work.

2.   RESPONSIBILITIES

     CombinatoRx shall perform the services and fulfill the obligations and responsibilities set forth in this Agreement and each Statement of Work (such services, obligations and responsibilities are referred to herein collectively as the "Services"). CombinatoRx shall provide all personnel, equipment and resources necessary to perform the Services, except for Materials (as such term is defined in Section 10 hereof) to be provided by Novartis as expressly set forth in the applicable Statement of Work. CombinatoRx personnel shall devote such time as is necessary to perform the Services diligently and in accordance with the timelines set forth in this Agreement and the applicable Statement of Work. CombinatoRx shall not perform any Services using the

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Materials beyond the scope of the applicable Statement of Work.

     Without limiting the generality of the foregoing, with respect to Services which involve the conduct of assays or analyses of materials (including the Materials) or data, CombinatoRx shall provide Novartis with reports, in accordance with the schedule set forth in each applicable Statement of Work, that contain the results of all assays or analyses, specific assay or analysis conditions, methodologies, protocols and raw data. Furthermore, if Novartis requests reasonable assistance in the interpretation or analysis of data, writings or other information generated or provided in connection with the performance of the Services, CombinatoRx shall provide such assistance in a timely fashion.

3.   PERSONNEL; INSPECTIONS AND AUDITS

   A. CombinatoRx agrees that, prior to the commencement of Services covered by any Statement of Work, it shall designate and provide Novartis with a list of all key CombinatoRx personnel assigned to perform the Services covered by such Statement of Work and any other obligations under this Agreement ("Key Personnel"), and shall provide for Novartis' review copies of the curriculum vitae for all of the Key Personnel. Novartis shall have the right to request the removal or replacement of any CombinatoRx personnel assigned to perform any obligations under this Agreement at any time during the term of this Agreement, and CombinatoRx shall comply with such request except to the extent that complying with such request causes undue resource constraints for CombinatoRx, in which event CombinatoRx shall use its best efforts to work with Novartis in resolving such matter.

   B. CombinatoRx shall notify Novartis within a reasonable time frame in advance of a proposal by CombinatoRx to add or remove any Key Personnel with respect to such Statement of Work. If CombinatoRx shall give notice to Novartis of its proposal to add personnel to the Key Personnel list, CombinatoRx shall simultaneously (or as soon as practicable thereafter) provide Novartis with the curriculum vitae of each such person. Novartis shall have the right to request the removal or replacement of any additional CombinatoRx personnel assigned to perform any obligations under this Agreement at any time during the term of this Agreement, and CombinatoRx shall comply with such request except to the extent that complying with such request causes undue resource constraints for CombinatoRx, in which event CombinatoRx shall use its best efforts to work with Novartis in resolving such matter.

   C. If CombinatoRx shall give notice to Novartis of its proposal to remove personnel from the Key Personnel list for any Statement of Work and such proposal affects CombinatoRx's ability to perform the Services under an applicable Statement of Work, Novartis and CombinatoRx shall have the right to renegotiate the terms of its payment obligations under such Statement of Work.

   D. Novartis shall reimburse CombinatoRx for reasonable costs of travel and related

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expenses for each Key Personnel, provided that Novartis shall have provided prior approval for such travel and related expenses and provided that CombinatoRx shall have complied with the terms and conditions of the Novartis Pharmaceuticals Corporation Travel Policy, a copy of which shall be provided by Novartis to CombinatoRx. Such reimbursement shall be in addition to all amounts otherwise due to CombinatoRx hereunder.

   E. Any contractor, subcontractor or other vendor (collectively, "Subcontractor") engaged by CombinatoRx to perform any obligations under this Agreement shall be approved by Novartis in writing prior to engagement. CombinatoRx shall be responsible for the management of all Subcontractors. The engagement by CombinatoRx of any Subcontractor shall not relieve CombinatoRx of its obligations under this Agreement or any applicable Statement of Work. Any agreement between CombinatoRx and the Subcontractor pertaining to the Services shall be consistent with the provisions of this Agreement. Furthermore, unless otherwise agreed by Novartis and CombinatoRx, prior to or at the time of engagement of any Subcontractor to perform any obligations hereunder, CombinatoRx shall cause such Subcontractor to agree in writing to be bound by terms providing for Novartis rights no less favorable to Novartis than the rights in this Agreement and the applicable Statement of Work.

   F. Novartis authorized representative(s), and regulatory authorities to the extent required by law and applicable to the scope of the Services performed, may during regular business hours and, to the extent legally possible, at times arranged in advance with CombinatoRx, (i) audit and inspect CombinatoRx's facilities used in the performance of the Services, including but not limited to all computer and other systems for data management or programming, and (ii) audit, inspect and copy all data, records and work products relating to the Services and CombinatoRx's performance under this Agreement and the Statements of Work; provided that CombinatoRx may limit the scope of any such audit or inspection to prevent the disclosure of confidential information of CombinatoRx or third parties, unless such confidential information is related to the performance of the Services and the disclosure is required for purposes of the audit or inspection. The disclosure of confidential information in connection with such audit or inspection is subject to the provisions of Section 9 hereof.

   G. (i) CombinatoRx shall prepare, maintain and retain complete, accurately written records, accounts, notes, reports and data of the Services and CombinatoRx's performance under this Agreement and the Statements of Work, in a form and of quality reasonably acceptable to Novartis. (ii) CombinatoRx shall take such steps as are reasonably necessary to prevent the loss of computer-stored files generated by CombinatoRx or provided to CombinatoRx by Novartis under this Agreement and to prevent any unauthorized access to such files. Within thirty (30) days after the termination of or completion of Services pursuant to any Statement of Work, at Novartis' request CombinatoRx shall provide Novartis with one final copy on appropriate magnetic media of all databases and computer programs created in the course of performing the Services pursuant to such Statement of Work. After the termination or expiration of this

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Agreement CombinatoRx shall keep all databases (including electronic audit trails), computer programs and computer validation documentation for a period of five (5) years. (iii) If so requested by Novartis CombinatoRx shall ensure computer validation in such manner as may reasonably be requested by Novartis.

4.   CHANGES IN SCOPE

     A Statement of Work may be amended by a written amendment to such Statement of Work which is executed by both parties (a "Change Order"). Each Change Order shall set forth the agreed changes to the applicable task, protocols, specifications, responsibility, budget, timeline or other matter. A Change Order shall become effective only upon the execution of the Change Order by both parties. As used in this Agreement, the term "Statement of Work" shall mean any Statement of Work, as amended by any Change Orders thereto. Each Change Order shall reference this Agreement and the Statement of Work it relates to and shall be subject to the provisions of this Agreement. To the extent any provisions of a Change Order conflict or are inconsistent with the provisions of this Agreement, the provisions of this Agreement shall control. All Change Orders shall be incorporated herein by reference and form a part hereof.

5.   TERM

     The term of this Agreement shall begin as of the Effective Date and end two
(2) years thereafter, and may be renewed for subsequent terms as are mutually agreed in writing by the parties; provided, however, that should the term of any Statement of Work entered into during the term of this Agreement end beyond the termination date of this Agreement, then this Agreement shall remain in effect with respect to such Statement of Work until the termination of such Statement of Work; and provided further, that this Agreement and any Statement of Work may be earlier terminated in accordance with the provisions of this Agreement.

6.   PAYMENTS AND SCHEDULES

   A. Payment shall be due to CombinatoRx as set forth in this Agreement and the Statement of Work applicable to the Services being provided. All costs and rates set forth in a Statement of Work shall remain firm for the duration of the Services performed under that Statement of Work.

   B. Upon the satisfactory performance of the Services (or the applicable portion of the Services as set forth in the applicable Statement of Work) and the completion by CombinatoRx of all applicable conditions of payment as set forth in this Agreement and a Statement of Work, CombinatoRx shall submit to Novartis CombinatoRx's invoice and Novartis shall pay to CombinatoRx the applicable amount within thirty (30) days following receipt by Novartis of such invoice. Payment shall be made by check payable to CombinatoRx and mailed to CombinatoRx or by such other means as is agreed by the parties.

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   C. CombinatoRx shall perform the Services described in a Statement of Work completely, in a diligent and timely manner and in accordance with the specifications, format, timelines and other provisions set forth in this Agreement and the Statement of Work. Without limiting the generality of the foregoing, if Novartis identifies any material deficiencies, errors or non-conformities in any of CombinatoRx's deliverables required as part of the Services, that are due to a failure by CombinatoRx to diligently perform the Services, CombinatoRx shall correct such deficiencies, errors or non-conformities and Novartis may withhold its approval of such deliverables until such corrections have been made.

7.   NOTICES

     All notices, invoices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given when (i) delivered by hand (with written confirmation of receipt), or (ii) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), to the appropriate address set forth below (or to such other address as a party may designate by notice to the other party):

     If to Novartis:                        Novartis Pharmaceuticals Corporation
                                            59 Route 10
                                            East Hanover, New Jersey 07936
                                            Attention: Ronald Linnartz, Novartis
                                            Oncology

     If to                                  CombinatoRx, Incorporated
     CombinatoRx:                           650 Albany Street
                                            Boston, Massachusetts 02118
                                            Attention:_______________________

8.   OWNERSHIP

   A. All confidential or proprietary data, writings and other information provided to CombinatoRx by or on behalf of Novartis, irrespective of whether provided in paper, oral, electronic or other form shall remain the property of Novartis. As used in this Agreement, the term "electronic form" shall include, but shall not be limited to, computer disks and tapes, CD-ROM disks, optical disks, electronic mail and audio tapes.

   B. Novartis shall own all right, title and interest in and to any and all data, writings (irrespective of whether in written or electronic form), information (tangible and intangible), processes, methods, inventions, discoveries, improvements, trade secrets, works of authorship and technology in any form whatsoever, and any and all patent, copyright and other intellectual property rights therein, resulting from or generated, made or developed by or on behalf of CombinatoRx in the performance of the Services and

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relating to the Materials and/or any combination of the Materials and compounds other than the Materials, but excluding any process, methods, inventions, discoveries, improvements, trade secrets, works of authorship and technology related to the CombinatoRx Technology (as defined in Section 8.D below) and totally unrelated to the Materials, (collectively, the "Project Intellectual Property"). The Project Intellectual Property shall be the sole and exclusive property of Novartis and may be used by Novartis or its designees for any purposes and disclosed or transferred by Novartis or its designees to any third parties (including but not limited to for incorporation in any governmental filings or for publication) with no further payment to CombinatoRx. CombinatoRx hereby assigns and shall assign to Novartis any and all right, title and interest in and to the Project Intellectual Property, and CombinatoRx shall execute, and procure that its employees and Subcontractors execute, assignments to Novartis of all right, title and interest in and to the Project Intellectual Property. In addition the Project Intellectual Property shall constitute confidential and proprietary information of Novartis and shall be treated as "Confidential Information" of Novartis for purposes of Section 9 hereof.

     Novartis and CombinatoRx understand and agree that the Project Intellectual Property shall constitute works made for hire, as such is understood under the Copyright Act of 1976 (if applicable), and that Novartis shall be the sole and exclusive owner of all rights in such work in any form and in all fields of use known or hereafter existing. Novartis shall be considered author for purposes of the Copyright Act of 1976 (if applicable).

   C. In the event that Novartis shall decide to file one or more United States or foreign patent applications covering one or more inventions constituting Project Intellectual Property, CombinatoRx shall at Novartis' request and expense assist Novartis in the preparation and prosecution of such patent application(s) and shall execute, and shall procure that its employees and Subcontractors execute, all documents deemed necessary by Novartis for the filing thereof and for the vesting in Novartis of sole and exclusive title thereto. CombinatoRx shall provide written notice to Novartis of all inventions constituting Project Intellectual Property, which notice shall to the extent practicable be promptly given.

   D. Inventions, discoveries, technologies, trade secrets, works of authorship, writings, data and other information owned by CombinatoRx prior to the conduct or commencement of any Services pursuant to this Agreement, or which shall be developed or acquired by CombinatoRx independently of, and not in the performance of Services pursuant to this Agreement (the "CombinatoRx Technology") shall remain the property of CombinatoRx.

9.   CONFIDENTIAL INFORMATION

   A. Neither CombinatoRx nor Novartis shall disclose to any person or entity, or use for any purpose other than pursuant to this Agreement, any and all trade secrets, privileged records or other confidential or proprietary data or information disclosed by or

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on behalf of the other party pursuant to this Agreement or any previous confidentiality agreement(s) relating to the Services (collectively "Confidential Information"); except that either party shall have the right to disclose Confidential Information of the other party to employees of the first party's Affiliates who are bound by like obligations of non-disclosure and non-use. Such obligation of each party of non-disclosure and non-use with respect to Confidential Information disclosed by or on behalf of the other party shall not apply to the following:

     (1) Information at or after such time that it is or becomes publicly available through no fault of the receiving party or its Affiliates;

     (2) Information that is already known to the receiving party or its Affiliates as shown by prior written records and was not obtained directly or indirectly from the disclosing party;

     (3) Information at or after such time that it is disclosed to the receiving party or its Affiliates by another party with the legal right to do so;

     (4) Information that is required to be released by law, judicial process, court order or administrative request, provided that the receiving party limits disclosure to that purpose, after giving the disclosing party notice in time to allow the disclosing party to object to or seek to limit such disclosure and the receiving party cooperates with the disclosing party as the disclosing party may reasonably request;

     (5) Information that is developed by or for the receiving party or its Affiliates independently of access to the disclosing party's Confidential Information; or

     (6) Information that is disclosed with the disclosing party's express prior written consent and pursuant to the terms of such consent.

Notwithstanding anything herein to the contrary, the parties agree that the Project Intellectual Property shall be considered Confidential Information of Novartis and shall be treated as Confidential Information disclosed by Novartis to CombinatoRx hereunder for purposes of this Section 9.

   B. If Novartis terminates this Agreement or any Statement of Work in the event of a Change of Control Transaction (as such term is defined in Section 15.A hereof), CombinatoRx shall promptly return or deliver to Novartis all Novartis Confidential Information relating to this Agreement or such Statement of Work, as applicable, without retaining copies or extracts thereof except that CombinatoRx may retain one copy solely for archival purposes. Furthermore, it is understood and agreed that, without limiting the generality of this Section 9, CombinatoRx shall not have the right to disclose any Novartis Confidential Information to a Transaction Party (as such term is defined in Section 15.A hereof) or proposed Transaction Party, except as permitted in this Section 9.

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   C. The obligations of each party under this Section 9 shall survive and continue for seven (7) years after the Effective Date.

10.  MATERIALS

     Novartis or its designees may provide certain compounds and other materials for use in the performance of the Services (such compounds and other materials provided by or on behalf of Novartis, and any other materials derived therefrom by CombinatoRx in the performance of the Services pursuant to this Agreement and any Statement of Work, shall be referred to collectively as the "Materials"). CombinatoRx hereby agrees as follows:

(1) Novartis shall retain all rights, title and interest in and to the Materials, except that CombinatoRx shall have the right to use the Materials for the sole purpose of performing the Services for Novartis in accordance with the applicable Statement of Work. Materials shall be used by CombinatoRx for no purpose other than the performance of the Services for Novartis in accordance with the applicable Statement of Work.

(2) Materials shall not be analyzed or modified by CombinatoRx other than as required for performance of the Services pursuant to the applicable Statement of Work.

(3) Materials shall be handled and used by CombinatoRx in accordance with all applicable laws and regulations.

(4) Materials shall not be transferred by CombinatoRx to any third party without the prior written consent of Novartis.

(5) Upon the termination of or completion of the Services pursuant to the applicable Statement of Work, any unused Materials shall be either returned to Novartis or disposed of under CombinatoRx's supervision in accordance with applicable laws and regulations and the instructions of Novartis.

(6) Materials shall not be administered by CombinatoRx to humans under any circumstances.

11.  PUBLICATIONS

     Publications or presentations by CombinatoRx of the methods and/or results of the Services shall not be permitted without the prior written consent of Novartis.

12.  PUBLICITY

   A. CombinatoRx shall not disclose that Novartis has retained it for professional services nor shall it disclose the terms of this Agreement or any Statement of Work, unless Novartis specifically consents in writing to such disclosure.

   B. CombinatoRx and Novartis shall obtain prior written permission from the other before using or authorizing others to use the name, trademarks or service marks of the other in any form of advertising or publicity in connection with the Services.

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   C. CombinatoRx and Novartis each agrees not to issue any press release or like public announcement, whether oral or written, relating to this Agreement or the terms hereof without the prior written consent of the other party, provided, however, that in the event of a press release or like public announcement or disclosure of the terms of this Agreement required by law, the parties shall coordinate with each other with respect to the timing, form and content of such required disclosure.

13.  INDEMNIFICATION

   A. Novartis shall indemnify and hold harmless CombinatoRx and its Affiliates and their respective directors, officers and employees from and against any and all claims, proceedings, damages or liabilities arising out of Novartis' breach of any of the provisions of this Agreement or Novartis' negligence or willful misconduct in the performance of this Agreement; provided that, in regard to any such claim or proceeding that is made by a third party, Novartis, in reasonable consultation with CombinatoRx, shall have the right to select defense counsel and control the defense of such third party claim or proceeding.

   B. CombinatoRx shall indemnify and hold harmless Novartis and its Affiliates and their respective directors, officers and employees from and against any and all claims, proceedings, damages or liabilities arising out of CombinatoRx's breach of any of the provisions of this Agreement or CombinatoRx's negligence or willful misconduct in the performance of this Agreement; provided that, in regard to any such claim or proceeding that is made by a third party, CombinatoRx, in reasonable consultation with Novartis, shall have the right to select defense counsel and control the defense of such third party claim or proceeding.

   C. Any party seeking indemnification hereunder shall notify the other party in writing promptly after receipt of any third party claim or proceeding in respect of which it intends to base a claim for indemnification hereunder, but the failure or delay so to notify the indemnifying party shall not relieve the indemnifying party of any obligation or liability that it may have to the indemnified party except to the extent that its ability to defend or resolve the claim or proceeding is adversely affected thereby. The indemnifying party shall provide diligent defense against any third party claim or proceeding with respect to the subject of the indemnity contained herein. The indemnifying party shall not settle any such claim or proceeding without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld. The indemnified party shall cooperate with and provide assistance to the indemnifying party and its legal representatives as may be reasonably requested by the indemnifying party in connection with such claim or proceeding. The indemnified party shall have the right to select and to obtain representation by separate legal counsel at its own expense.

14.  INSURANCE

   A. Novartis warrants that it maintains a policy or program of insurance or self-insurance at levels sufficient to support the indemnification obligations assumed herein. Upon request, Novartis shall provide evidence of its insurance.

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   B. CombinatoRx agrees that it shall maintain during the performance of this
Agreement the following insurance in amounts no less than that specified for each type:

     (1) general liability insurance with combined limits of not less than $1,000,000 per occurrence and $1,000,000 per accident for bodily injury, including death, and property damage;

     (2) Worker's Compensation Insurance in the amount required by the law of the State in which CombinatoRx's workers are located and employer's liability insurance with limits of not less than $1,000,000 per occurrence; and

     (3) In the event that the use of an automobile is required in the performance of this Agreement, Auto Liability Insurance with combined limits of not less than $1,000,000 per occurrence and $1,000,000 per accident for bodily injury, including death, and property damage is required.

   C. Upon request, CombinatoRx shall provide evidence of its insurance. CombinatoRx shall name Novartis as an additional insured party under CombinatoRx's insurance policy and shall provide to Novartis not less than thirty (30) days prior written notice of any cancellation in its coverage.

15.  TERMINATION

   A. (i) This Agreement or any particular Statement of Work may be terminated by Novartis for any reason or no reason upon not less than thirty (30) days prior written notice. In addition this Agreement or any Statement of Work may be terminated by Novartis immediately by written notice to CombinatoRx in the event of the transfer or sale of all or substantially all of CombinatoRx's assets, stock or business or any merger or consolidation of CombinatoRx in which the holders of the outstanding capital stock of CombinatoRx immediately prior to such transaction do not hold a majority of the outstanding capital stock of the entity or the parent of the entity resulting from such merger or consolidation (any such transfer, sale, merger or consolidation is herein referred to as a "Change of Control Transaction") with any party (the "Transaction Party"). In the event of a Change of Control Transaction, CombinatoRx shall promptly notify Novartis in writing. (ii) Any party may terminate this Agreement or any Statement of Work immediately by written notice to other party, in the event of a material breach of this Agreement or such Statement of Work by the other party, if the non-breaching party shall have given written notice to the breaching party specifying the nature of the breach and such breach shall not have been substantially cured within thirty (30) days after such notice of breach. Any termination by any party for breach by the other party shall be without prejudice to any damages or remedies to which it may be entitled from the other party. (iii) Any party may terminate this Agreement or any Statement of Work immediately by written notice to the other party, if the other party becomes insolvent, makes or has made an assignment for the benefit of creditors, is the subject of proceedings in voluntary or involuntary bankruptcy

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instituted on behalf of or against it (except for involuntary bankruptcies which are dismissed within ninety (90) days) or has a receiver or trustee appointed for substantially all of its property.

   B. After notice of termination is given, the parties shall promptly meet to prepare a close-out schedule, and CombinatoRx shall cease performing all work not necessary for the orderly close-out of the applicable Services or required by laws or regulations. Not later than thirty (30) days after the effective date of termination of this Agreement or the applicable Statement of Work, CombinatoRx shall provide to Novartis all data, information, documentation and writings relating to or resulting from the Services performed or to be performed under this Agreement or the applicable Statement of Work.

   C. If any Statement of Work is terminated pursuant to this Section 15, unless such Statement of Work is terminated by Novartis due to CombinatoRx's breach pursuant to Section 15.A(ii) above, Novartis shall make payment to CombinatoRx for (i) Services properly rendered by CombinatoRx under such Statement of Work until the effective date of termination and not yet paid for and (ii) reasonable non-cancelable costs and expenses properly incurred or committed to (as evidenced in writing) for the Services under such Statement of Work by CombinatoRx prior to receipt of notice of termination. CombinatoRx shall conduct an accounting relating to the foregoing, subject to verification and approval by Novartis. If Novartis objects to any charge, the parties shall use reasonable efforts to promptly resolve any disagreement. CombinatoRx shall return to Novartis any funds paid but unearned.

   D. The expiration or termination of this Agreement or any Statement of Work shall not affect the rights and obligations of the parties accrued prior to such expiration or termination. The rights and obligations under Sections 3.F, 3.G, 8, 9, 10, 11, 12, 13, 15, 16, 20, 23 and 24 of this Agreement shall survive the expiration or termination of this Agreement.

16.  CONFORMANCE WITH LAW; REPRESENTATION

   CombinatoRx shall perform the Services and discharge obligations under this Agreement and each Statement of Work in conformance with (i) professional standards and practices, (ii) this Agreement and the applicable Statement of Work, and (iii) all applicable laws and regulations. Without limiting the generality of the foregoing, CombinatoRx shall retain all records relating to the Services and CombinatoRx's performance of this Agreement and the Statements of Work for the time periods required by applicable federal regulations.

     CombinatoRx represents and warrants to Novartis that CombinatoRx owns or has a license to all patents, copyrights, trade secrets and proprietary information used in the performance of the Services (other than patents, copyrights, trade secrets or proprietary information that may be required as a result of performance of the Services using, in

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particular, the Materials provided by or on behalf of Novartis) and has the right to perform Services and discharge obligations pursuant to this Agreement and each Statement of Work and to grant rights to Novartis pursuant hereto and thereto, free and clear of all encumbrances and without the need for any third party consent, and CombinatoRx's performance of Services and discharge of obligations pursuant to this Agreement and each Statement of Work and its grant of rights to Novartis and Novartis' exercise of rights pursuant hereto and thereto will not infringe or violate any patent, copyright, trade secret, proprietary or other right of any third party. CombinatoRx represents and warrants to Novartis that all individuals performing the Services for or on behalf of CombinatoRx have entered into agreements with CombinatoRx providing for the assignment to CombinatoRx of all inventions and discoveries made or arising in the course of the performance of the Services. CombinatoRx shall indemnify and hold harmless Novartis and its Affiliates from and against any and all claims, proceedings, damages or liabilities arising out of the breach of the foregoing representations and warranties.

17.  APPLICABLE LAW

   This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof.

18.  INDEPENDENT CONTRACTOR

   A. CombinatoRx acknowledges and agrees that it is solely responsible for the compensation of the personnel assigned to the Services, and as employer, shall be responsible for withholding all federal, state, local or other applicable taxes and similar items. CombinatoRx also shall be responsible for all other employer related obligations, including providing appropriate insurance coverage and employee benefits, and making all other deductions required by law affecting the gross wages of each employee.

   B. CombinatoRx personnel assigned to the Services are not nor shall they be deemed to be at any time during the term of this Agreement employees of Novartis. The parties' relationship and status with each other shall be that of independent contractors, and neither party shall state or imply, directly or indirectly, that it is empowered or authorized to commit or bind the other party or to incur any liabilities or expenses on behalf of the other party or to enter into any oral or written agreement in the name or on behalf of the other party. Nothing herein shall create, expressly or by implication, a partnership, joint venture, agency, or other association of the parties.

19.  ENTIRE AGREEMENT

     This Agreement and any Statements of Work and Change Orders entered into pursuant hereto represent the entire agreement and understanding of the parties with respect to the subject matter hereof and supersede all prior communications between the parties with respect to such subject matter. This Agreement shall supersede the Confidentiality Agreement dated as of June 13, 2002 between Novartis and CombinatoRx with respect to

Confidential Information disclosed pursuant to this Agreement. Any Statements of Work and Change Orders shall be incorporated in this Agreement by reference and form a part hereof. In the event of any inconsistency between this Agreement and any Statement of Work or Change Order, the provisions of this Agreement shall govern. This Agreement shall not be modified or amended except by a written agreement signed by the parties hereto.

20.  ASSIGNMENT

   This Agreement and any Statement of Work, and all rights and obligations hereunder and thereunder, may not be assigned by CombinatoRx without the express written consent of Novartis. Any assignment or attempt at the same in contravention of the foregoing shall be void and of no effect. Novartis may assign this Agreement and any Statement of Work, and all rights and obligations hereunder and thereunder, in whole or in part without the consent of CombinatoRx, to any of Novartis' Affiliates or in connection with the transfer or sale of all or substantially all of its assets or business or its merger or consolidation with another company. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

21.  WAIVER

   No waiver of any term, provision or condition of this Agreement whether by conduct or otherwise in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such term, provision or condition, or as waiver of any other term, provision or condition of this Agreement.

22.  FORCE MAJEURE

   Neither party shall be liable to the other for failure or delay in performing its obligations under this Agreement, to the extent such failure or delay is caused by circumstances beyond such party's control, such as labor disturbances or labor disputes, accidents, civil disorders or commotions, acts of aggression or acts of God. In such event, the party affected shall use reasonable efforts to resume performance of this Agreement.

23.  DELIVERY TO NOVARTIS OF INFORMATION AND UNUSED MATERIALS

   Within thirty (30) days following the termination of this Agreement or the termination of or completion of Services pursuant to any Statement of Work, (i) upon written request, all data and information that were furnished to CombinatoRx by or on behalf of Novartis pursuant hereto shall be returned to Novartis; and (ii) all unused Materials shall either be returned to Novartis or disposed of in accordance with the provisions of Section 10(5) hereof.

24.  DEBARMENT CERTIFICATION

   Neither CombinatoRx nor any person employed thereby has been debarred under
Section 306(a) or (b) of the Federal Food, Drug and Cosmetic Act and no debarred person shall in the future be employed by CombinatoRx in connection with any work to be performed for or on behalf of Novartis. If at any time after execution of this Agreement, CombinatoRx becomes aware that CombinatoRx or any person employed thereby in connection with any work performed for or on behalf of Novartis is, or is in the process of being debarred, CombinatoRx shall so notify Novartis immediately.

25.  MISCELLANEOUS

     A. As used in this Agreement, an "Affiliate" of any party shall mean any corporation, company, partnership, firm or other entity that, directly or indirectly, controls, is controlled by or is under common control with such party. For purposes of this definition "control" of any party or entity shall mean the beneficial ownership of fifty percent (50%) or more of the voting or income interest in such party or entity. Furthermore Affiliates of Novartis shall include IRM LLC, a Delaware limited liability company, and its subsidiary, Novartis Institute for Functional Genomics, Inc.

     B. Should one or more provisions of this Agreement or any Statement of Work become void or unenforceable as a matter of law, then this Agreement or such Statement of Work shall be construed as if such provision were not contained herein or therein and the remainder of this Agreement or such Statement of Work shall be in full force and effect, and the parties will endeavor in good faith to substitute for the invalid or unenforceable provision a valid and enforceable provision which conforms as nearly as possible with the original intent of the parties.

     C. The captions and headings used in this Agreement or any Statement of Work or Change Order are for convenience of reference only and shall not affect the meaning or interpretation hereof or thereof in any way.

     D. This Agreement and any Statement of Work or Change Order may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate.

NOVARTIS PHARMACEUTICALS CORPORATION       COMBINATORX, INCORPORATED


By     /s/ Gregory Burke                   By     /s/ Daniel Grau
       ----------------------------               ---------------------------
Name   Gregory Burke                       Name   Daniel Grau
       ----------------------------               ---------------------------
Title  Senior Vice President               Title  Vice President-Corporate
                                                  Development
       ----------------------------               ---------------------------
Date   February 18, 2005                   Date   February 18, 2005
       ----------------------------               ---------------------------

By
       ----------------------------
Name
       ----------------------------
Title
       ----------------------------
Date
       ----------------------------

                                    EXHIBIT A
                            SAMPLE STATEMENT OF WORK

                                STATEMENT OF WORK

     This Statement of Work ("Statement of Work") is made as of _____________, 200_ between CombinatoRx Incorporated ("CombinatoRx") and Novartis Pharmaceuticals Corporation ("Novartis") and is entered into pursuant to the Agreement dated as of _______________, 2005 between CombinatoRx and Novartis (the "Master Agreement"). Pursuant to the Master Agreement, CombinatoRx has agreed to perform certain Services and discharge certain responsibilities in accordance with written statements of work entered into from time to time.

     The parties hereby agree as follows:

     1. STATEMENT OF WORK. This document constitutes a "Statement of Work" under the Master Agreement, and this Statement of Work and the Services and responsibilities contemplated herein are subject to the provisions of the Master Agreement. Capitalized terms used herein shall have the meanings ascribed to them in the Master Agreement.

     2. SERVICES AND PAYMENT. The Services to be performed and responsibilities to be discharged by CombinatoRx under this Statement of Work and the related payment terms and obligations are set forth on the following attachments, which are incorporated herein by reference:

SCOPE OF WORK, PROTOCOLS,
 SPECIFICATIONS & RESPONSIBILITIES                             ATTACHMENT 1
PROJECT BUDGET                                                 ATTACHMENT 1
DELIVERABLES AND TIMELINE                                      ATTACHMENT 1
PAYMENT SCHEDULE                                               ATTACHMENT 1
IF APPLICABLE, SHIPMENT INFORMATION                            ATTACHMENT 1

3. TERM. The term of this Statement of Work shall commence as of the date first set forth above and shall continue until the Services and responsibilities described in this Statement of Work are completed and discharged and the deliverables provided in this Statement of Work are provided, unless this Statement of Work is terminated in accordance with the Master Agreement.

     4. AMENDMENTS. No modification, amendment or waiver of this Statement of Work shall be effective unless in writing and duly executed and delivered by each party to the other.

IN WITNESS WHEREOF, the parties hereto have executed this Statement of Work in duplicate.

NOVARTIS PHARMACEUTICALS CORPORATION        COMBINATORX, INCORPORATED

By                                          By
  ---------------------------------           --------------------------------
Name                                        Name
    -------------------------------             ------------------------------
Title                                       Title
     ------------------------------              -----------------------------
Date                                        Date
    -------------------------------             ------------------------------

                                STATEMENT OF WORK

     This Statement of Work ("Statement of Work") is made as of February 18, 2005 between CombinatoRx Incorporated ("CombinatoRx") and Novartis Pharmaceuticals Corporation ("Novartis") and is entered into pursuant to the Master Services Agreement dated as of February 18, 2005 between CombinatoRx and Novartis (the "Master Agreement"). Pursuant to the Master Agreement, CombinatoRx has agreed to perform certain Services and discharge certain responsibilities in accordance with written statements of work entered into from time to time.

     The parties hereby agree as follows:

     1. STATEMENT OF WORK. This document constitutes a "Statement of Work" under the Master Agreement, and this Statement of Work and the Services and responsibilities contemplated herein are subject to the provisions of the Master Agreement. Capitalized terms used herein shall have the meanings ascribed to them in the Master Agreement.

RESEARCH TO BE CONDUCTED
     Using the combination high-throughput screening (cHTS) technology, CombinatoRx will test six (6) compounds provided by Novartis in combination with a set of two hundred (200) compounds (see cHTS LIBRARY, below). Each of the twelve hundred (1200) unique combinations will be screened in three (3) distinct cancer cell lines to be determined by Novartis, for a total of thirty-six hundred (3600) combinations. Significant hits will be identified in each screen if they show synergy at 95% confidence, with errors determined from untreated wells and replicates.

     In the dose matrix screen, a focus compound is serially diluted from top-to-bottom using a fixed dilution factor. The single agent EC50 (provided by CombinatoRx) is used to target each compound's appropriate concentration range. The candidate partner compounds are serially diluted from left-to-right on a separate plate. Aliquots from each master plate are transferred to a third plate to create the dose matrix. Cells and other components of the assay are then added and the plates are incubated to allow induction of the combination effect. Assay plates are processed as dictated by the experimental protocol and data collected are associated with the specific compound combination.

     This experimental design allows efficient automation of the compound distribution process to generate all possible pair-wise combinations after preparation of a small set of master plates. Including a high resolution 9x9 combination plate, so named because each compound in a combination is represented by a 9-step dilution series. The majority of the screening will be performed in 6x6 format. These dose matrices comprise 36 individual assays at six concentrations (including zero) per agent, with an optimized dilution series for each compound (generally two- to four- fold). Blocks 1-6 each contain 25 wells of compound combination, while the remaining wells in the block contain single agent dilution series (i.e. no cross-compound) for comparison and model fitting. Dilution series of positive-transfer controls are present in 10 locations on the edges of the blocks. Vehicle-treated negative control wells are located in columns 9 and 16 to fix relative effect levels (%Inhibition).

     cHTS plate formats contain many intra-plate controls to insure high quality screening data. Both the 6x6 and the 9x9 plate formats includes wells on the plate periphery to detect and quantitate edge effects, internal vehicle-only controls for quantitation of effects in combination-containing (experimental) wells and for correction of spatial patterning effects, and positive-control wells for quantitating signal-to-background ratios for automated plate QC.

cHTS LIBRARY
    The proposed cHTS library will consist of: (1) one hundred (100) currently approved oncology drugs and commonly used doublets (see Appendix A for class information); and (2) one hundred (100) mechanistic probes set that specifically target functions related to cancer proliferation (see Appendix B).

    In addition to their potential for anti-tumor synergy, CombinatoRx has extensive experience with this set of two hundred (200) compounds and can, therefore, move rapidly into combination screening with them. Additional compounds sets may be selected from commercial sources or provided in blinded fashion by Novartis.

CELL LINES
     The three (3) cell lines that will used as part of this collaboration are the following: A549, a model of non-small cell lung carcinoma; SKOV3, a model of ovarian cancer; and SKMEL28. All of the above cell lines have been establish and assayed at CombinatoRx.

REQUIRED MATERIALS AND RESOURCES
     Novartis will provide six (6) blinded compounds from their chemical stocks and funding for the research. In addition, Novartis will provide the necessary information regarding the compounds to allow the research to be performed.

     CombinatoRx will provide the Combination High Throughput Screening technology, Chalice analysis platform, the cHTS library and a team of scientists representing the screening, informatics, computational biology and project management functions.

DELIVERABLES
     CombinatoRx shall provide Novartis periodic research reports updating the progress of the research. CombinatoRx also will provide a final report summarizing and critically reviewing all the data generated during the collaboration. Detailed summaries of IN VITRO synergy data will be provided for each lead. Specifically, CombinatoRx will provide:

 -   Combination Screening Package
       - Data for all thirty-six hundred (3600) combinations screened in the 6x6 format
       - Data for all high resolution re-tests of synergistic combinations in the 9x9 format
       -  All experimental methods and protocols

 -   Synergy Analysis Report
       - Comprehensive analysis for synergistic combinations that show synergy at 95% confidence consisting of detailed, multi-model synergy analysis including; Loewe additivity model, Bliss independence model, highest single agent model, and other proprietary CombinatoRx synergy models.

     2. SERVICES AND PAYMENT. The Services to be performed and responsibilities to be discharged by CombinatoRx under this Statement of Work and the related payment terms and obligations are set forth in this Statement of Work.

RESEARCH FUNDING
     During the collaboration, CombinatoRx will receive $500,000 in research funding. These funds will be paid in four installments: 20% ($100,000) upon execution of agreement; 20% ($100,000) upon delivery of the first update report approximately three (3) months after initiation of the program, 40% ($200,000) upon the delivery of the second update approximately five (5) months after the initiation of the program, and 20% ($100,000) upon the delivery of the final report at the completion of the program.

OPTION TO EXPAND THE SCOPE OF THE RESEARCH
     CombinatoRx is prepared to expand the scope of the research by (a) increasing the number of Novartis compounds to be tested, (b) increasing the number of compounds to be used in the combination library, and (c) increasing the number of tumor cell lines. The current base proposal reflects our initial sense of the budget guidance from Novartis and the desire for rapid data results.

TIMELINE
     The research plan will be carried out over the course of six (6) months. This collaboration will involve screening in three (3) oncology cell lines, in the following three stages: (1) compound and assay setup and optimization; (2) combination screening, and (3) confirmation, validation, and analysis of screening hits. The overall time line for the proposed research is shown below:

                       1st       2nd       3rd       4th       5th       6th
                       month     month     month     month     month     month
--------------------------------------------------------------------------------
SET-UP                 X         X
COMBINATION                                  X        X         X
SCREEN
ANALYSIS                                                                  X
UPDATE REPORTS                                  X
FINAL REPORT                                                                  X

3. TERM. The term of this Statement of Work shall commence as of the date first set forth above and shall continue until the Services and responsibilities described in this Statement of Work are completed and discharged and the deliverables provided in this Statement of Work are provided, unless this Statement of Work is terminated in accordance with the Master Agreement.

     4. AMENDMENTS. No modification, amendment or waiver of this Statement of Work shall be effective unless in writing and duly executed and delivered by each party to the other.

IN WITNESS WHEREOF, the parties hereto have executed this Statement of Work in duplicate.

NOVARTIS PHARMACEUTICALS CORPORATION       COMBINATORX, INCORPORATED

By     /s/ Gregory Burke                   By     /s/ Daniel Grau
       ----------------------------               ---------------------------
Name   Gregory Burke                       Name   Daniel Grau
       ----------------------------               ---------------------------
Title  Senior Vice President               Title  Vice President-Corporate
                                                  Development
       ----------------------------               ---------------------------
Date   February 18, 2005                   Date   February 18, 2005
       ----------------------------               ---------------------------

By
       ----------------------------
Name
       ----------------------------
Title
       ----------------------------
Date
       ----------------------------